SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_| Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 Chronimed Inc.
                  (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

      |X|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a06(i)(1), or
            14a-6(i)(2) or Item 22(a)(2) of Schedule 14A

      |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2) Aggregate number of securities to which transaction applies

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      pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (4) Proposed maximum aggregate value of transaction:

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      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

            (2) Form, Schedule or Registration Statement No.:

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            (4) Date Filed:



                             [LOGO] CHRONIMED INC.
                              13911 RIDGEDALE DRIVE
                           MINNETONKA, MINNESOTA 55305

                              --------------------


To Our Shareholders:

You are cordially invited to attend the 1996 Annual Meeting of Shareholders, which will be held on Wednesday, November 13, 1996, at 3:30 p.m. Central Standard Time, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota.

At the meeting, we will be reporting to you on Chronimed's current operations. Shareholders will elect directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement. The Board of Directors and management hope that you will be able to attend the meeting in person.

The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please mark, sign, and date the enclosed proxy and return it promptly in the enclosed envelope to ensure that your shares will be represented. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                          Sincerely yours,



                                      /s/ Maurice R. Taylor
                                          Maurice R. Taylor, II
                                          CHAIRMAN OF THE BOARD OF DIRECTORS,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

October 14, 1996




                                 CHRONIMED INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 13, 1996


TO THE SHAREHOLDERS OF CHRONIMED INC.:

      Notice is hereby given to the holders of common shares of Chronimed Inc. that the Annual Meeting of Shareholders of the Company will be held at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota, on Wednesday, November 13, 1996, at 3:30 p.m. Central Standard Time, or at any adjournments thereof, to consider and act upon the following matters:

      1.    To elect six directors to serve for a term of one year.

      2.    To approve the Chronimed Inc. 1997 Stock Option Plan.

      3. To ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on October 7, 1996, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/ Norman A. Cocke
                                       Norman A. Cocke
                                       SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                       OFFICER AND SECRETARY

October 14, 1996



                                 CHRONIMED INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 13, 1996

                          ----------------------------
                                 PROXY STATEMENT
                          ----------------------------


                                     GENERAL

         The Annual Meeting of Shareholders of Chronimed Inc. ("Company") will be held on Wednesday, November 13, 1996, at 3:30 p.m., Central Standard Time, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement, accompanying form of proxy, and Chronimed annual report are first being mailed to shareholders on or about October 14, 1996.

         The only matters the Board of Directors knows will be presented are those stated in Items 1, 2 and 3 of the notice. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ITEMS 1, 2 AND 3. Should any other matter properly come before the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such matter.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The enclosed proxy is solicited on behalf of the Board of Directors for use at the annual meeting. Such solicitation is being made by mail and may also be made by directors, officers, and regular employees of the Company personally or by telephone. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing or by appearing in person at the meeting. Subject to any such revocation, all shares represented by properly executed proxies that are received prior to the meeting will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted (i) FOR the Board of Directors' nominees named in this Proxy Statement, (ii) FOR the approval of the 1997 Stock Option Plan, and (iii) FOR ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year. So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting.

         Each shareholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the shareholder. Only shareholders of record at the close of business on October 7, 1996, will be entitled to vote at the meeting. Common Stock, $.01 par value per share, of which there were 12,544,443 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each share is entitled to cast one vote on each proposal before the meeting.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any particular matter submitted to the shareholders for a vote. If a broker indicates on the form of proxy that the broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered as present and entitled to vote with respect to that particular matter.

         All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.


                              ELECTION OF DIRECTORS

         At the meeting, the Board of Directors of the Company is to be elected to hold office until the 1997 Annual Meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the number of directors of the Company shall be fixed from time to time by the shareholders, subject to increase by the Board of Directors. The Board of Directors has nominated six persons for election to the Board. Each of the nominees is currently a director of the Company whose current term expires at the 1996 Annual Meeting. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

         Shares represented by proxy will be voted, if authority to do so is not withheld, for the election of the six nominees named below, unless one or more of such nominees should become unavailable for service by reason of death or other unexpected occurrence, in which event such shares may be voted for the election of such substitute nominee as the Board of Directors may propose. The favorable vote of a majority of the shares of Common Stock present or represented and entitled to vote at the meeting is necessary to elect each director nominee. For this purpose, a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors.

         Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date hereof. The following table also sets forth the Common Stock ownership of each of the Company's directors. Unless otherwise indicated, all persons have sole or joint with spouse voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Nominees may be contacted at the headquarters of the Company.


                                                                                      Number of
                                                                                   Shares of Common
                                                                                     Stock Owned
          Name and                                                                 Beneficially as of    Percent
 Positions with the Company   Age               Principal Occupation               August 31, 1996(1)    of Class
 --------------------------   ---               --------------------               ------------------    --------
Maurice R. Taylor, II          50     Mr.  Taylor,  a co-founder of the Company,        906,184            6.9%
CHAIRMAN OF THE BOARD                 has served since 1985 as President,  Chief
OF DIRECTORS, PRESIDENT               Executive  Officer  and a director  of the
AND CHIEF EXECUTIVE                   Company  and since June 1994 as  Chairman.
OFFICER                               Prior  to   Chronimed,   Mr.  Taylor  held
                                      various management  positions in companies
                                      whose     principal     activities    were
                                      manufacturing,       distribution      and
                                      international   trade.  Mr.  Taylor  is  a
                                      director  of  Orphan   Medical,   Inc.,  a
                                      pharmaceutical   development  company  and
                                      formerly a subsidiary  of the Company.  He
                                      is  a  director  of  the  Whittier/Scripps
                                      Institute,   a   non-profit   organization
                                      dedicated  to  research,   education   and
                                      patient care in the field of diabetes.  He
                                      is  also  a  director  of  the   Minnesota
                                      Zoological    Garden,   a   public-private
                                      partnership  established  by the Minnesota
                                      legislature.


Henry F. Blissenbach,         54      Dr.  Blissenbach became a director of the          15,000              *
Pharm.D.                              Company in  September  1995.  Since 1992,
DIRECTOR                              he   has   served   as    President    of
                                      Diversified    Pharmaceutical   Services,
                                      Inc.  (DPS),  a subsidiary  of SmithKline
                                      Beecham Corp.  DPS is a pharmacy  benefit
                                      management   firm.   Prior  to  1992,  he
                                      served  as  DPS's  Vice   President   for
                                      Pharmacy  Programs for United Health Care
                                      Corporation.   Dr.   Blissenbach   is   a
                                      Clinical   Assistant   Professor  at  the
                                      College of Pharmacy at the  University of
                                      Minnesota.  Dr.  Blissenbach  also serves
                                      as a director  of Ligand  Pharmaceuticals
                                      Inc., a biomedical development company.

John Howell Bullion           44      Mr. Bullion is a co-founder of the Company        228,125            1.7%
DIRECTOR                              and has served as a director  since  1985.
                                      He has been Chief Executive  Officer and a
                                      director of Orphan Medical, Inc. since its
                                      formation  in June 1994.  Since  September
                                      1993,  Mr.  Bullion  has  also  served  as
                                      President  of  Bluestem  Partners,   Ltd.,
                                      which  invests in and provides  management
                                      services to  developing  businesses.  From
                                      March 1992 to July 1993,  he was President
                                      of   Dahl   &    Associates,    Inc.,   an
                                      environmental   soil  and   ground   water
                                      remediation company. Prior to joining Dahl
                                      &  Associates,  he served  for one year as
                                      President of Concurrent Knowledge Systems,
                                      Inc., a software development company.



Donnell D. Etzwiler, M.D.      69     Dr.  Etzwiler  has served as a director of         116,350              *
DIRECTOR                              the Company  since its  inception in 1985.
                                      He founded in 1967,  and currently  serves
                                      as the  President  of,  the  International
                                      Diabetes  Center,  which was a co-founding
                                      organization    of   the   Company.    The
                                      International   Diabetes   Center   is   a
                                      division  of  the  Institute  of  Research
                                      Education  (IRE).  IRE  is a  division  of
                                      Health  Services   Minnesota   (HSM).  Dr.
                                      Etzwiler is also a director of HSM.  Since
                                      1969,   he  has   served  as  a   Clinical
                                      Professor of the  Department of Pediatrics
                                      at the  University of Minnesota  School of
                                      Medicine.

Charles V. Owens, Jr.          69     Mr.  Owens has  served as a   director  of          48,950              *
DIRECTOR                              the Company since  December  1991.  Since
                                      1988,   Mr.   Owens   has   served  as  a
                                      consultant to several  medical device and
                                      diagnostic  firms  in the  United  States
                                      and  Japan.  From  1985 to  1988,  he was
                                      Chief Executive  Officer of Genesis Labs,
                                      Inc.,   a    diagnostics    manufacturing
                                      company.   Before  his  employment   with
                                      Genesis  Labs,  Inc.,  Mr.  Owens  was an
                                      executive  officer with  various  medical
                                      device    companies,    including   Miles
                                      Laboratories,   Inc.   Mr.   Owens  is  a
                                      director of St.  Jude  Medical,  Inc.,  a
                                      medical device company.

Lawrence C. Weaver, Ph.D.,     72     Dr.  Weaver has  served as a director  of         105,150              *
D. Sc. (Hon.)                         the Company since  December  1991. He has
DIRECTOR                              been Dean and  Professor  Emeritus at the
                                      University of Minnesota  since 1989. From
                                      1966 through  1984,  he served as Dean of
                                      the    College   of   Pharmacy   at   the
                                      University   of   Minnesota.   From  1984
                                      through  1989,  he was Vice  President of
                                      the     Pharmaceutical      Manufacturers
                                      Association.  Dr.  Weaver also  currently
                                      serves as a director  of Orphan  Medical,
                                      Inc.

-----------------
*Less than 1%

(1) Includes the following options exercisable within 60 days to acquire shares of Common Stock: Mr. Taylor, 289,300; Mr. Bullion, 75,000; Dr. Etzwiler, 45,000; Mr. Owens, 15,000; Dr. Weaver, 45,000; and Dr. Blissenbach, 15,000. For each of Messrs. Taylor, Bullion and Owens and Drs. Etzwiler, Weaver and Blissenbach, these options exercisable within 60 days include 15,000 shares under the 1994 Stock Option Plan for Directors.



COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         Messrs. Blissenbach, Bullion, Owens and Dr. Weaver are the current members of the Audit Committee of the Board of Directors. During fiscal 1996, this Committee met five times. The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters.

         Mr. Owens and Drs. Etzwiler and Weaver are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company. During fiscal 1996, the Compensation Committee met four times.

         During fiscal 1996, the Board of Directors met seven times, including one telephone board meeting. Each director attended 75% or more of the meetings of the Board of Directors and its committees on which he served during the times of his appointment. The Board of Directors does not have a standing nominating committee.


DIRECTOR COMPENSATION

         As of November 1995, directors who were not employees of the Company received an annual retainer of $18,000 plus fees of $800 for each board meeting attended in person; $400 for each telephone board meeting attended; and $500 for each committee meeting attended whether in person or by telephone. For the first four months of fiscal 1996, such directors received fees of $600 for each board meeting attended in person and $300 for each telephone board meeting and any committee meeting attended. Committee chairmen received an additional $200 annual stipend. In fiscal 1996, directors were also reimbursed for out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

         Pursuant to the Company's 1994 Stock Option Plan for Directors, each director automatically receives an option to purchase 30,000 shares on the date of the director's initial election to the Board of Directors. Each option has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The option vests on the seventh anniversary of the date of grant unless vesting is accelerated. The option will vest as to 5,000 shares if the Company's share price becomes 20 percent greater than the exercise price on or before the third anniversary of the grant. The option will vest as to an additional 10,000 shares if the price per share becomes 60 percent greater than the exercise price on or before the fourth anniversary of the grant. The option will vest as to the final 15,000 shares if the price per share becomes 100 percent greater than the exercise price on or before the fifth anniversary of the grant. Acceleration requires the maintenance of share-price benchmarks for at least five trading days during any consecutive 30-day period. Further, these options may become immediately exercisable upon certain change-in-control events as described in the Company's 1994 Stock Option Plan for Directors.

         Based on the above-noted terms and the price of the Company's Common Stock during fiscal 1996, 15,000 shares of the total 30,000 shares have vested for each of the participating directors.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors of the Company consists of three non-employee directors. Mr. Owens is the committee chair, and Drs. Etzwiler and Weaver are the other members. Mr. Owens and Dr. Weaver also act as a stock option subcommittee of the Board.

         Mr. Taylor, Mr. Bullion, and Dr. Weaver, in addition to being directors of the Company, are also directors of Orphan Medical, Inc. (OMI). The Company incorporated OMI in June 1994 to engage in the development of pharmaceutical products. The Company subsequently declared a dividend of all of the OMI Common Stock to Company shareholders. Mr. Taylor serves on the Compensation Committee of the Board of OMI. Mr. Taylor and Mr. Bullion are the Chief Executive Officers of the Company and OMI, respectively. William B. Adams, Chair of OMI, was Chair of the Company from 1985 to June 1994, and Bertram A. Spilker, Ph.D., M.D., President of OMI, was Vice President of the Company from January 1993 to July 1994. See "Certain Transactions" for a description of continuing business arrangements between the Company and OMI.



                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of directors, officers, and key employees of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company, including enhanced share value. The Company's Compensation Committee comprises three outside directors.

         EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder investment by achieving strategic Company goals. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of Company and individual performance, compensation levels at comparable companies, equity among employees, and cost effectiveness. In addition, employees are eligible to participate in the Company's 401(k) plan and certain insurance plans. With the exception of Maurice R. Taylor, II, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, employees are also eligible to participate in the Company's Employee Stock Purchase Plan.

                  BASE PAY. Base pay is designed to be competitive as compared to salary levels for equivalent positions at comparable companies. An executive's actual salary within this competitive framework will depend on the individual's performance, responsibilities, experience, leadership, and potential future contribution. Base pay is determined in a way that allows a significant percentage of compensation to be earned through incentive programs. The more senior the executive, the larger the percentage of compensation payable through incentive programs.

                  ANNUAL INCENTIVE BONUS. In addition to base pay, each executive is eligible to receive an annual cash bonus based on a mix of the Company's and the executive's performance. Performance targets are intended to motivate the Company's executives by providing bonus payments for the achievement of specific financial goals within the Company's business plan. Bonuses were paid to all named executive officers with respect to fiscal 1996 performance.

                  LONG-TERM, EQUITY-BASED INCENTIVE COMPENSATION. The long-term, equity-based compensation program is tied directly to shareholder return. Long-term incentive compensation consists of stock options that generally do not fully vest until after five years and are exercisable only if an executive is then an employee of the Company. Stock options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant. Accordingly, an executive is rewarded only if Company shareholders receive the benefit of appreciation in the price of the Common Stock. Because long-term options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. The size of periodic option grants is a function of the breadth of an executive's scope of accountability, recent performance as determined by the Committee, and other factors.

                  SAVINGS AND INVESTMENT PLAN; BENEFITS. The Company maintains a 401(k) Savings Plan ("Savings Plan"), which is funded by elective salary deferrals by employees. The Savings Plan covers executive officers and substantially all employees meeting minimum eligibility requirements. The Savings Plan requires that the Company match up to 40% of the first 5% of an employee's pay and provides for additional discretionary contributions by the Company. Through June 28, 1996, the Company had not made any additional discretionary contributions to the Savings Plan. In addition, the Company provides medical and other miscellaneous benefits, including a supplemental long-term disability insurance program, to executive officers. These benefits are generally available to Company employees with the exception of the supplemental long-term disability insurance.

         ANNUAL REVIEWS. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the Chief Executive Officer and, with the assistance of the Chief Executive Officer, the individual performance of the other executive officers. The Committee makes recommendations to the Board of Directors for final approval of all material compensation matters.

         CHIEF EXECUTIVE OFFICER. Pursuant to the terms of Mr. Taylor's three-year employment agreement with the Company, dated April 22, 1996, he received a base salary of $260,000 in fiscal 1996 and is entitled to a base salary of $290,000 in fiscal 1997. Base salaries were determined at the time of entering into the employment agreement, when the Committee considered compensation programs of comparable companies, Mr. Taylor's individual performance and salary history, and the Company's historical and planned performance. For fiscal 1996, Mr. Taylor earned a bonus of $200,000 in recognition of his and Chronimed's performance in excess of criteria established by the Compensation Committee of the Board of Directors at the beginning of the year. In fiscal 1996, Mr. Taylor was granted options to purchase up to 84,000 shares of Common Stock at $12.375 per share, all of which were granted under the Company's 1994 Stock Option Plan. These options are designed to encourage Mr. Taylor to enhance the future value of the Company and, hence, the price of the Common Stock and the investment of shareholders. Deferred vesting also creates an incentive for Mr. Taylor to remain with the Company. The Committee noted that since fiscal 1992, as reflected on the shareholder return graph in this proxy statement, the Company Common Stock has significantly outperformed both the NASDAQ Total Return Index and NASDAQ Health Services Stock Index, which the Committee believes reflects in large part the contributions of the Chief Executive Officer on behalf of the Company.

         TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended, should not affect the deductibility of compensation paid to the Company's executive officers for the foreseeable future. The majority of the options available for grant under the Company's stock option plans will comply with Section 162(m), so that compensation resulting from these stock options will not be counted toward the $1,000,000 limit on deductible compensation under Section 162(m). The Compensation Committee has not formulated any policy with respect to qualifying other types of compensation for deductibility under Section 162(m).

Members of the Compensation Committee:  Charles V. Owens, Jr., Chairman
                                        Donnell D. Etzwiler, M.D.
                                        Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)



SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid for the Company's fiscal year ended June 28, 1996, and for fiscal 1995 and 1994, to the Company's Chairman of the Board of Directors, President and Chief Executive Officer and the four other most highly paid executive officers (collectively, "named executive officers").


                           SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                                                        Compensation Awards
                                                                 Annual Compensation        Securities             Other
                                                                ---------------------       Underlying           All Other
    Name and Principal Position                   Fiscal Year   Salary ($) Bonus($)(1)      Options (#)        Compensation(7)
    ---------------------------                   -----------   ----------------------      -----------        ---------------
    Maurice R. Taylor, II(2)                          1996      $260,000    $200,000           84,000              $4,393
    CHAIRMAN OF THE BOARD, PRESIDENT AND              1995       210,000           0          250,000                   0
    CHIEF EXECUTIVE OFFICER. . . . . . .              1994       162,500      34,000                0                   0


    Dennis C. Burton(3)                               1996       135,000      59,500           19,000               2,037
    EXECUTIVE VICE PRESIDENT . . . . . .              1995       125,000       7,100           75,000                   0
                                                      1994       105,000      13,125                0                   0


    Norman A. Cocke(4)                                1996       155,000      90,000           25,000               3,529
    SENIOR VICE PRESIDENT, CHIEF                      1995        49,900      14,800          110,000                   0
    FINANCIAL OFFICER AND SECRETARY . .


    Steven A. Crees(5)                                1996       130,000     100,000           22,000               1,975
    SENIOR VICE PRESIDENT  . . . . . . .              1995       115,000       7,000           50,000                   0
                                                      1994        85,000      10,625                0                   0


    Larry E. Niederkohr(6)                            1996       110,000      55,000           17,500               2,123
    VICE PRESIDENT . . . . . . . . . . .              1995        95,000       4,800           75,000                   0

-----------------------------

(1) Bonus amounts were earned for the fiscal year shown but paid in the next fiscal year.

(2) Mr. Taylor received no additional cash compensation for service as a director.

(3)      Mr. Burton was promoted to Executive Vice President in July 1994.

(4)      Mr. Cocke was hired as Senior Vice President in February 1995.

(5)      Mr. Crees was promoted to Senior Vice President in July 1994.

(6) Mr. Niederkohr was hired June 1994 and became Vice President in September 1994.

(7) All other compensation consists of Company 401(k) contribution matches and long-term disability insurance paid on behalf of the officers.



STOCK OPTIONS

         The following tables summarize stock option grants and exercises during fiscal 1996 to or by the named executive officers and the value of all options held by the named executive officers at June 28, 1996.


                          OPTION GRANTS IN FISCAL 1996

                                                   Individual Grants
                                ------------------------------------------------------
                                Number of
                                Securities      Percent of
                                Underlying     Total Options    Exercise                  Potential Realizable Value at
                                 Options        Granted to        Price     Expiration    Assumed Annual Rates of Stock
Name                            Granted(1)       Employees      ($/Share)      Date       Appreciation For Option Term
----                            ----------       ---------      ---------   ----------    -----------------------------
                                                                                               5%               10%
                                                                                             -----             -----
Maurice R. Taylor, II. . . . .      84,000          29%          $12.375      7/03/02      $423,181          $986,191
Dennis C. Burton . . . . . . .      19,000           7%           12.375      7/03/02        95,719           223,067
Norman A. Cocke  . . . . . . .      25,000           9%           12.375      7/03/02       125,947           293,509
Steven A. Crees  . . . . . . .      22,000           8%           12.375      7/03/02       110,833           258,288
Larry E. Niederkohr. . . . . .      17,500           6%           12.375      7/03/02        88,163           205,457


-----------------------------

(1) All options were granted under the Company's 1994 Stock Option Plan. These options vested with respect to 20% of such shares on July 2, 1996, and become exercisable with respect to an additional 20% of the shares on each of July 2, 1997, 1998, 1999, and 2000. The options may become immediately exercisable upon certain change-in-control events as described in the Company's 1994 Stock Option Plan.



                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                       AND OPTION VALUES AT JUNE 28, 1996

                                                                          Number of
                                                                          Securities
                                                                          Underlying
                                                                      Unexercised Options    Value of Unexercised
                                                                         at June 28,        In-The-Money Options(2)
                                                                             1996              at June 28, 1996
                                                                     --------------------- --------------------------
                                           Shares         Value
                                        Acquired on      Realized        Exercisable/             Exercisable/
Name                                    Exercise (#)      ($)(1)       Unexercisable(#)         Unexercisable($)
----                                  --------------- -------------- --------------------- --------------------------
Maurice R. Taylor, II  . . . . . .        227,500        3,219,737       272,500/209,000      2,989,901/1,238,375
Dennis C. Burton . . . . . . . . .         24,125          447,309        25,800/86,200           284,175/772,200
Norman A. Cocke  . . . . . . . . .         11,209           32,226        26,791/97,000           187,537/654,000
Steven A. Crees  . . . . . . . . .         19,500          355,062        20,800/69,200           242,700/492,300
Larry E. Niederkohr. . . . . . . .          3,600           31,050        11,400/77,500            75,725/492,500

-----------------------------

(1) The value realized was determined by multiplying the number of shares exercised by the difference between the exercise price per share and the closing price on the exercise date.

(2) The value of in-the-money options was determined by multiplying the number of shares subject to such options by the difference between the exercise price per share and $18.375, the closing price per share on June 28, 1996.


EMPLOYMENT AGREEMENT

         The Company has an employment agreement with Maurice R. Taylor, II, under which he received a base salary of $260,000 in fiscal 1996 and is entitled to receive a base salary of $290,000 in fiscal 1997. Base salary for fiscal 1998 and 1999 will be based on corporation and employee performance prior to each year. Mr. Taylor's employment agreement expires on June 30, 1999, and includes a non-competition provision for up to two years following termination of employment. Upon a termination without cause, Mr. Taylor is entitled to receive
(i) base salary payments for a period of twelve months after such termination at the rate in effect prior to such termination and (ii) a pro rata share of the bonus that would have been payable for the bonus period that includes the termination date and (iii) a pro rata share of other benefits as specified in the contract.

         The Company's stock option plans generally provide that upon the occurrence of certain "acceleration events", the options will become fully vested. An acceleration event occurs (i) when a person, or group of persons acting together, becomes the beneficial owner of 20 percent or more of the Company's outstanding shares; (ii) when a change in a majority of the Board occurs without the approval of at least 60% of the prior Board; or (iii) upon the approval by shareholders of a sale of all or substantially all the assets or of a liquidation or dissolution of the Company.



                          SHAREHOLDER RETURN COMPARISON

         Shown below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Company's Common Stock as against the cumulative total return of the NASDAQ Total Return Index (U.S. Companies) and the NASDAQ Health Services Stock Index for the period March 20, 1992, the date of the Company's initial public offering, through June 28, 1996. The graph and table assume the investment of $100 on March 20, 1992, in the Company's Common Stock, the NASDAQ Total Return Index, and the NASDAQ Health Services Stock Index.


                         COMPARISON OF CUMULATIVE RETURN


[PLOT POINT GRAPH]


                                                    March 20,    June 30,     June 30,   June 30,    June 30    June 28,
                                                      1992         1992         1993       1994       1995       1996
                                                    ---------  -----------  ---------- ----------- ---------  -----------
     CHRONIMED(1). . . . . . . . . . . . . . . .      100.0        72.4        106.9      240.5      266.4      395.6

     NASDAQ Total Return Index . . . . . . . . .      100.0        90.0        113.2      114.3      152.6      195.9

     NASDAQ Health Services Stock Index . . .         100.0        85.2         98.4      111.7      121.7      185.8

-----------------------------

(1) Share prices have been adjusted to reflect a three-for-two stock split in the form of a stock dividend effective as of February 21, 1994.



                           SHAREHOLDINGS OF MANAGEMENT

         The following table shows information concerning each person who to the knowledge of the Company was the beneficial owner of more than 5% of the Company's Common Stock and the number of shares of Common Stock beneficially owned by the Company's named executive officers and directors and executive officers as a group, as of August 31, 1996. All persons have sole or joint with spouse voting and investment power with respect to all shares shown as beneficially owned by them.

                                                   Amount and Nature              Percent
          Name of Beneficial Owner            of Beneficial Ownership(1)          of Class
          ------------------------            --------------------------          --------
Maurice R. Taylor, II . . . . . . . . . .                906,184                     6.9%

Dennis C. Burton  . . . . . . . . . . . .                 64,100                      *

Norman A. Cocke . . . . . . . . . . . . .                 73,000                      *

Steven A. Crees . . . . . . . . . . . . .                 61,805                      *

Larry E. Niederkohr . . . . . . . . . . .                 26,519                      *

All directors and executive officers                   1,645,183                    12.5%
 as a group (11 persons) . . . . . . . .

-----------------------------

* Less than 1%

(1) Includes the following options exercisable within 60 days to acquire shares of Common Stock: Mr. Taylor, 289,300; Mr. Burton, 44,600; Mr. Cocke, 47,791; Mr. Crees, 35,200; Mr. Niederkohr, 26,300; and all directors and executive officers as a group, 638,191.

                             SECTION 16(a) REPORTING

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and certain shareholders to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. To the Company's knowledge, based on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 1996, all
Section 16(a) filing requirements were met, except for the following: (1) a report concerning the grant of stock options to Dr. Henry F. Blissenbach, a director, was filed late because of an administrative oversight; (2) an initial report for Mr. Patrick L. Taffe, a new officer as of July 8, 1996, was filed late because of an administrative oversight.



                              CERTAIN TRANSACTIONS

ORPHAN MEDICAL, INC.

         The Company incorporated Orphan Medical, Inc. (OMI) in June 1994 and on July 2, 1994, declared a dividend of all of the OMI Common Stock to Company shareholders. Maurice R. Taylor, II, John Howell Bullion, and Dr. Lawrence C. Weaver, directors of the Company, are also directors of OMI. Mr. Taylor and Mr. Bullion are the Chief Executive Officers of the Company and OMI, respectively. The following is a brief summary of the material continuing arrangements between the Company and OMI. Although the Company believes these arrangements with OMI are on commercially reasonable terms, they were not the product of arms-length negotiations.

         In June 1994, the Company initially retained the rights to market and distribute in the United States and its territories those products being developed by OMI at the time of the spin-off. The products under development are for "orphan" drug populations where the population in the United States expected to benefit from the drug is limited. Chronimed has determined that two of the products for which it had initial rights, Elliotts B(TM) solution and Antizol-Vet(TM), the first of which has received FDA approval and the second of which has an application for FDA approval, can be more effectively distributed by a hospital distribution company and a distributor of veterinary products, respectively. OMI has, therefore, agreed to pay Chronimed a royalty in consideration for releasing the Company from the provision in the Marketing and Distribution Agreement which had granted Chronimed exclusive domestic distribution rights with respect to these two products. In addition, Chronimed and OMI are currently discussing Chronimed's distribution rights and obligations relating to Cystadane(TM), and may further amend the Marketing and Distribution Agreement with respect to this product in order to provide for its optimal distribution. Further, Chronimed and OMI will continue to evaluate the distribution requirements for other products, including remaining products for which Chronimed has exclusive domestic distribution rights.

         Pursuant to the Marketing and Distribution Agreement, a Committee consisting of four individuals, two appointed by OMI and two appointed by the Company, has been established to administer the marketing agreement and to establish the prices at which the Company will purchase the products from OMI. Each party has the right to terminate the marketing agreement if the other party fails to perform or observe any material obligation under the agreement and such failure continues unremedied for a period of 60 days after written notice. In addition, each party may terminate the marketing agreement if the other party indicates insolvency. If the Company terminated the agreement because of an insolvency of OMI, the Company would have the right to purchase OMI's rights to all of the initial products that the Company is then distributing at their then fair market value. If the Company makes such a purchase, it can apply against the purchase price the amount of damages, if any, to which the Company is entitled under the marketing agreement.

         Under the marketing agreement, OMI has the right to designate one individual to hold a seat on the Company's Board of Directors, or alternatively, to have a representative present at all Company Board meetings. The Company has the right to designate two directors on OMI's Board or, alternatively, the right to have a representative attend all of OMI's Board meetings. So long as he is elected a director of the respective company, Mr. Taylor and Dr. Weaver will serve as the Company's designees on the OMI Board, and Mr. Bullion will serve as OMI's designee on the Chronimed Board.

         In order to secure its obligations under the marketing agreement, OMI has granted to Chronimed a security interest in OMI's rights to the initial products, including any proprietary rights relating thereto, such as patents, orphan drug designations and trademarks; OMI's rights under any licensing agreements relating to the initial products; and OMI's rights under any related manufacturing agreements. The security interest does not cover OMI's accounts receivable, inventory, equipment, or other property. Under the security agreement, the Company has agreed that it will subordinate its security interest in the initial products to any persons providing financing to OMI, upon such terms as these persons may require.


DIVERSIFIED PHARMACEUTICAL SERVICES, INC.

         The Company currently has a non-exclusive contract with Diversified Pharmaceutical Services, Inc. (DPS) to provide oral and self-injectable pharmaceuticals to patients who have had organ transplants or who have certain other chronic conditions. Henry F. Blissenbach, Pharm.D., a director of the Company, is President of DPS.



                     APPROVAL OF THE 1997 STOCK OPTION PLAN

BACKGROUND AND PURPOSE

         Because of the limited number of shares remaining under the Company's current option plans for Company employees and consultants, the Board of Directors adopted on July 1, 1996, subject to shareholder approval, the 1997 Stock Option Plan ("1997 Plan"). The purpose of the 1997 Plan is to provide a means to attract and retain competent personnel and to provide to participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company and its subsidiaries. The Board believes that it is in the Company's and its shareholders' best interest to provide to such persons, through the granting of stock options, an opportunity to participate in the appreciation and value of the Common Stock of the Company. The 1997 Plan provides for the grant of either incentive or nonstatutory options. The following description of the primary features of the 1997 Plan is qualified in all respects by reference to the full text of the 1997 Plan.


ELIGIBILITY AND ADMINISTRATION

         Employees and consultants of the Company and its subsidiaries, including officers and directors, are eligible to receive options granted under the 1997 Plan. The 1997 Plan authorizes the granting of options to purchase up to 1,000,000 shares of Common Stock. The shares subject to the options will generally be made available from authorized but unissued shares.

         The 1997 Plan will be administered by a committee ("Committee") of the Board of Directors which consists of outside directors within the meaning of
Section 162(m) of the Internal Revenue Code of 1986 ("Code") and non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Committee has full authority to award options under the 1997 Plan, to establish the terms of the option agreements, and to take all other action deemed appropriate for administration of the Plan.


INCENTIVE AND NONSTATUTORY OPTIONS

         The 1997 Plan provides both for incentive stock options ("Incentive Options") specifically tailored to the provisions of the Code and for options not qualifying as Incentive Options ("Nonstatutory Options"). Options are designated as Incentive Options or Nonstatutory Options by the Committee when granted. The use of the term "option" herein shall mean both Incentive Options and Nonstatutory Options.

         To obtain certain tax benefits, the 1997 Plan establishes special rules for Incentive Options, including the requirement that such Incentive Options may be granted to an individual only for shares having a maximum aggregate fair market value not exceeding $100,000 (valued at the time of grant) for any year in which such shares first become available for purchase through the exercise of such Incentive Options. The option price per share for Incentive Options must not be less than the fair market value per share of the Common Stock on the date of grant.

         Some restrictions also apply to Nonstatutory Options granted under the 1997 Plan as a result of the application of tax rules limiting the deductibility of certain compensation paid to "named executive officers." These rules are discussed more fully below in the section entitled Federal Income Tax Consequences. No participant in the Plan may be granted options under the Plan in any fiscal year to purchase a number of shares of Common Stock in excess of 250,000 shares.


TERMS AND CONDITIONS OF OPTIONS

         Except as described above, the 1997 Plan generally does not specify the terms and conditions of options to be granted under the Plan. Under the Company's current option plans, options generally become exercisable in five cumulative annual installments of twenty percent of the total number of shares covered thereby and are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant. Under the 1997 Plan, as under the current option plans, no option may be exercised later than 10 years from the date of the grant. Payment for shares purchased upon the exercise of an option must be made in cash, in shares of the outstanding Common Stock, or in a combination of cash and shares.

         Unless otherwise determined by the Committee, options granted under the 1997 Plan may not be assigned and, during the lifetime of the optionee, may be exercised only by him or her. If an optionee's employment is terminated for cause, as defined in the 1997 Plan, any options shall terminate immediately. Unless otherwise determined by the Committee, if an optionee ceases to be employed by the Company for any other reason other than death or disability, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination. If employment is terminated because of death or disability, the option may be exercised (subject to the expiration date of the option) for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability.


MODIFICATION AND TERMINATION

         The 1997 Plan provides for adjustment in the number and class of shares subject to the 1997 Plan and to the option rights and the exercise prices of such option rights granted thereunder, in the event of stock dividends, stock splits, reverse stock splits, recapitalization, reorganization, certain mergers, consolidation, acquisition, or other changes in the capital structure of the Company.

         The 1997 Plan will terminate on July 1, 2006. In addition, the Board of Directors may, at any time, terminate the 1997 Plan or amend it except with respect to certain matters for which shareholder approval is required under the Code or Securities and Exchange Commission rules applicable to the 1997 Plan. Under such rules, any amendment that would materially increase the cost of the 1997 Plan to the Company or the benefits to eligible employees would require shareholder approval. No amendment or termination of the 1997 Plan by the Board of Directors may adversely affect any option previously granted under the 1997 Plan without the consent of the optionee.


MERGER, CONSOLIDATION AND CHANGE IN CONTROL

         The 1997 Plan provides that in the event of a Company dissolution or liquidation or a merger or consolidation in which the Company is not the surviving Corporation, the options will terminate. In the event of such a merger or consolidation, the optionee must be offered either a substitute option with terms and conditions which will substantially retain the optionee's rights or the right to fully exercise the option prior to the merger or consolidation. The 1997 Plan further provides that upon the occurrence of certain "acceleration events" the options will become fully vested. An acceleration event occurs (i) when a person, or group of persons acting together, becomes the beneficial owner of 20 percent or more of the Company's outstanding shares; (ii) when a change in a majority of the Board occurs without the approval of at least 60% of the prior Board; or (iii) upon the approval by shareholders of a sale of all or substantially all the assets or of a liquidation or dissolution of the Company.


FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1997 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

         In general, an optionee will be subject to tax at the time a Nonstatutory Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Nonstatutory Option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

         In general, an optionee will not be subject to tax at the time an Incentive Option is granted or exercised. Upon disposition of the shares acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the Incentive Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

         If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         Commencing with the Company's 1995 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1997 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the 1997 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the Company has structured the 1997 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 1997 Plan.


APPROVAL OF THE 1997 PLAN

         Approval of the 1997 Plan requires the favorable vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. Unless otherwise instructed by the shareholder, the shares represented by the enclosed proxy will be voted for approval of the 1997 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1997 STOCK OPTION PLAN.



                       APPOINTMENT OF INDEPENDENT AUDITORS

         Based on the recommendation of the Audit Committee, the Board of Directors has voted to retain Ernst & Young LLP to serve as independent auditors for the Company for fiscal year 1997 and is submitting its appointment of such firm to the shareholders for ratification. Ernst & Young LLP has served as the Company's independent auditors since the Company's inception. If the appointment is not ratified, the Board of Directors will reconsider its selection. Ernst & Young LLP will have a representative at the meeting who will have an opportunity to make a statement if he or she so desires and who will be available to answer appropriate questions. The favorable vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is necessary to ratify the appointment. Unless otherwise instructed, shares represented by proxy will be voted for ratification of the appointment of Ernst & Young LLP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                              SHAREHOLDER PROPOSALS

         Any proposal by a shareholder intended to be presented at the 1997 Annual Meeting of Shareholders must be received at the Company's offices no later than June 17, 1997.

                                  ANNUAL REPORT

         The Company's Annual Report to Shareholders for fiscal year 1996 is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting. The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for fiscal year 1996, as filed with the Securities and Exchange Commission, including financial statements and schedules. Requests for copies of such Annual Report on Form 10-K should be directed to Investor Relations at the address below.

                                  OTHER MATTERS

         Please vote, sign and return promptly the enclosed proxy in the envelope provided. The signing of a proxy will not prevent you from attending the meeting and voting in person.

                                By Order of the Board of Directors


                                /s/ Norman A. Cocke
                                Norman A. Cocke
                                SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

Chronimed Inc.
13911 Ridgedale Drive
Minnetonka, MN 55305

October 14, 1996



                                     PROXY

[LOGO] CHRONIMED INC.

13911 Ridgedale Drive
Minnetonka, MN 55305


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned, having duly received the Notice of Annual Meeting and the Proxy Statement dated October 14, 1996, hereby appoints the Chairman, Chief Executive Officer and President, Maurice R. Taylor, II, and the Senior Vice President, Chief Financial Officer and Secretary, Norman A. Cocke, or either of them, as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Chronimed Inc. held of record by the undersigned on October 7, 1996, at the Annual Meeting of Shareholders to be held on Wednesday, November 13, 1996, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota, at 3:30 p.m. Central Standard Time, and at any adjournment thereof.

1.       PROPOSAL TO ELECT SIX DIRECTORS

         [] FOR all nominees listed below (Except as marked to the contrary below)

         []       WITHHOLD AUTHORITY to vote for all nominees listed below:
                  Maurice R. Taylor, II Henry F. Blissenbach, Pharm.D. John Howell Bullion Donnell D. Etzwiler, M.D. Charles V. Owens, Jr. Lawrence C. Weaver, Ph.D.

         INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.

------------------------------------------------------------------------


2.       PROPOSAL TO APPROVE THE 1997 STOCK OPTION PLAN

                  [ ] FOR
                  [ ] AGAINST
                  [ ] ABSTAIN


3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1997 FISCAL YEAR.

                  [ ] FOR
                  [ ] AGAINST
                  [ ] ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  [ ] FOR
                  [ ] AGAINST
                  [ ] ABSTAIN

                           (continued on other side)
                          (continued from other side)

         This Proxy, when properly executed, will be voted in the manner directed on the Proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4.

         Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



                                        ________________________________________
                                        (Signature)


                                        ________________________________________
                                        (Signature if held jointly)



                                        Dated: ___________________________, 1996


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED BUSINESS REPLY ENVELOPE.